Exhibit 10.3

AMENDMENT NO. 1 TO
INDEPENDENT CONTRACTOR AGREEMENT

This Amendment No. 1 (the “Amendment”), made and effective as of June 24, 2016 (the “Effective Date”), to the Independent Contractor Agreement (the “Agreement”) between RFN Prime Marketing, Inc., a Delaware limited liability (“Contractor”) and FalconStor Software, Inc., a Delaware corporation with offices at 2 Huntington Quadrangle, Suite 2S01, Melville, New York 11747 (“FalconStor”), is entered into, in accordance with Section 12.10 of the Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

WHEREAS, Section 12.10 of the Agreement contemplates that the parties may agree in writing and signed by both parties to make any modifications of or amendments to the Agreement; and

WHEREAS, the parties have agreed on the following modifications included in the Agreement under Schedule A – Compensation 1.1. Except as set forth herein all other terms and conditions of the Agreement remain in full force and effect.

NOW, THEREFORE, Contractor and FalconStor hereby agree as follows:

1.    Monthly Compensation. Contractor and FalconStor agree that the monthly compensation value of $20,000 is payable in FalconStor common stock. The number of shares to be issued for each month’s compensation will be calculated using the arithmetic average of the Volume Weighted Average Price (VWAP) of FalconStor’s common stock for the trading days of each applicable month with any fractional shares being rounded down. Payment for Contractor services will be made quarterly in arrears within fifteen (15) days after the close any calendar quarter. Such FalconStor Common Stock shall be issued to the principal consultant of the Contractor.
2.    Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement. This Amendment may be executed by delivery of an email pdf or facsimile copy of an executed counterpart of or signature page to this Amendment and any email pdf, facsimile copy or photocopy of an executed counterpart of or signature page to this Amendment shall be given the same effect as the original.

Exhibit 10.3

IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be executed by their duly authorized representative.

FALCONSTOR:
FalconStor Software, Inc., a Delaware corporation
By:_/s/ Louis J. Petrucelly________
Name: Louis J. Petrucelly
Title: EVP & CFO
Date: 8/15/2016

CONTRACTOR:
RFN Prime Marketing, Inc., a Delaware LLC
By:__/s/ Donald Basile___________
Name: Donald Basile
Title: CEO
Date: 8/8/2016

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